EXHIBIT 99.1

CONTACTS:	Media Contact:	Investor/Financial Analyst Contact:
	Angela Frechette	Ed Eiland
	Internet Security Systems	Internet Security Systems
	404-236-3197	404-236-4053
	afrechette@iss.net	eeiland@iss.net

Internet Security Systems Reports Second Quarter Results and Business

Outlook; Revenues Increased 14 Percent; non GAAP EPS up 43 Percent

ATLANTA— July 27, 2005 — Internet Security Systems, Inc. (ISS) (Nasdaq: ISSX), a leading global provider of preemptive enterprise security solutions, today announced financial results for the second quarter ended June 30, 2005. ISS also provided its business outlook for the third quarter and 2005, and announced a stock repurchase program for up to $100 million.

Second Quarter Revenues

Revenues were $79,100,000 for the second quarter of 2005, a 14 percent increase compared with second quarter 2004 revenues of $69,540,000.

GAAP Earnings

Reported net income under generally accepted accounting principles (GAAP) for the second quarter of 2005 was $8,261,000, or $0.18 per diluted share, compared to reported net income of $5,460,000, or $0.11 per diluted share, in the second quarter of 2004.

Non-GAAP Earnings

Non-GAAP net income for all periods in 2005 and 2004 excludes the after-tax impact of non-cash acquisition expense for amortization of intangibles and acquisition related compensation charges for unvested stock options. Non-GAAP net income for the second quarter of 2005 was $9,401,000, or $0.20 per diluted share, compared to $6,636,000, or $0.14 per diluted share, in the second quarter of 2004.

“The solid growth of revenue and earnings during the second quarter demonstrates ISS’ leadership position and competitive advantage in the global marketplace,” said Tom Noonan,

chairman, president and CEO of Internet Security Systems. “We are well positioned as the premier enterprise security vendor of choice and we believe this will become more apparent as enterprises consolidate their security platforms with fewer vendors. When facing the ever-evolving threat landscape, our unique, preemptive approach to security enables us to meet the complex needs of our customers and partners.”

Business Outlook

The following Business Outlook is based on current expectations. The statements in this Business Outlook are forward-looking, and actual results may differ materially. These statements do not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this press release.

During the quarter, ISS’ corporate representatives may reiterate the company’s published Business Outlook during private meetings with investors, investment analysts, the media and others. At the same time, ISS will keep its most current earnings release and any subsequent press releases containing the then current Business Outlook publicly available on its Web site at www.iss.net. Prior to the start of ISS’ quiet period for the third quarter of 2005, the public can continue to rely on the Business Outlook set forth in this press release as being ISS’ current expectations on matters covered, unless ISS publishes a notice stating otherwise. During the quiet period, ISS and its corporate representatives will not comment concerning the previously published Business Outlook. During the quiet period, the company’s press releases and filings with the SEC should be considered historical, speaking as of prior to the quiet period only and not subject to update by the company. ISS’ quiet period at the end of the third quarter is expected to run from September 15, 2005 until financial results are released in October 2005.

This business outlook assumes that the enterprise spending environment remains stable and the competitive landscape will not change significantly, recognizing that there will continue to be competitive alternatives to our product offerings. In providing this guidance, we have assumed that foreign exchange for the euro and the yen compared to the dollar remains stable at current rates. The dollar strengthened during the second quarter and into July against both the euro and the yen. Compared to exchange rates at the time of our prior guidance in April, foreign exchange rate changes have negatively impacted expected EMEA and Asia/Pac results for 2005 by more than $5 million in revenues and $2 million of operating income.

For the quarter ending September 30, 2005, ISS currently expects to achieve revenues in the range of $80,000,000 to $84,000,000. GAAP net income is expected to be in the range of $0.17 to $0.20 per diluted share. Non-GAAP net income is expected to be in the range of $0.20 to $0.22 per diluted share.

For the year ending December 31, 2005, ISS currently expects to achieve revenues in the range of $325,000,000 to $335,000,000. GAAP net income is expected to be in the range of $0.71 to $0.75 per diluted share. Non-GAAP net income is expected to be in the range of $0.81 to $0.85 per diluted share.

Non-GAAP net income excludes non-cash acquisition related charges, consisting of amortization of intangibles and compensation charges for unvested stock options and the tax effect of these adjustments, estimated to be $1,150,000 for the quarter ending September 30, 2005 and $4,600,000 for the year ending December 31, 2005.

Non-GAAP financial measures used in this press release are reconciled to the appropriate GAAP measures in the schedule following the Consolidated Statements of Operations and the Business Outlook Reconciliation schedule included with this press release. Reconciliation information can also be found in ISS’ Form 8-K filed today with the Securities and Exchange Commission and available through ISS’ Web site at www.iss.net or the Securities and Exchange Commission Web site at www.sec.gov.

Stock Repurchase Program

The ISS Board of Directors has also approved a new stock repurchase program. Under the new stock repurchase program, ISS may repurchase up to $100 million of its outstanding common stock over the 12 months ending July 19, 2006. Purchases under the program may be made from time to time in private transactions or open market purchases as permitted by securities laws and other legal requirements. The program may be discontinued at any time.

Earnings Conference Call

The Company’s conference call regarding this press release is being held Wednesday, July 27, 2005 at 4:30 p.m. Eastern Time and can be accessed as follows:

DATE/TIME:	Wednesday, July 27, 2005 at 4:30 p.m. EDT

DIAL IN:	Domestic	800-374-0557
	International	+1-706-679-7320
	Pass code	7442489

A live Webcast of this conference call will be available at www.iss.net and the archived Webcast will remain accessible on the ISS Web site for one year. An audio rebroadcast of the teleconference will be available through August 3, 2005.

REBROADCAST DIAL IN:
Domestic	800-642-1687
International	+1-706-645-9291
Pass code	7442489

Additional investor information can be accessed on the Internet Security Systems Web site or by contacting the Investor Relations department at +1-404-236-4053.

About Internet Security Systems, Inc.

Internet Security Systems is the trusted expert to global enterprises and world governments providing products and services that protect against Internet threats. An established world leader in security since 1994, ISS delivers proven cost efficiencies and reduces regulatory and business risk across the enterprise for customers worldwide. ISS products and services are based on the proactive security intelligence conducted by ISS’ X-Force® research and development team – the unequivocal world authority in vulnerability and threat research. Headquartered in Atlanta, Internet Security Systems has additional operations throughout the Americas, Asia, Australia, Europe and the Middle East. For more information, visit the Internet Security Systems Web site at www.iss.net or call 800-776-2362.

# # #

Forward-Looking Statements

This press release, other than historical information, includes forward-looking statements made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements appear in our Business Outlook – specifically, our revenue and GAAP and non-GAAP income estimates for the third quarter and full year 2005, and assumption that foreign exchange for the euro and yen compared to the dollar will remain stable at current rates. The risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: the level of demand for ISS’ products; customer budgets; the volume and timing of orders; the mix of products sold and whether revenue is recognized upon sale or deferred to subsequent periods; product and price competition; ISS’ ability to develop and timely introduce new and enhanced products; acceptance of new and enhanced products by customers; whether enterprises consolidate their security platforms with fewer venders and whether ISS benefits from this; ISS’ ability to accurately forecast and produce demanded quantities of its appliance products and models; ISS’ ability to integrate acquisitions or investments; ISS’ ability to attract and retain key personnel; reliance on distribution channels through which ISS’ products are sold; reliance on contract manufacturers to produce ISS appliance products; availability of component parts of appliance products; ISS’ ability to produce products that successfully operate in complex environments and avoid serious product errors and defects; changes in accounting policies, standards, guidelines or principles that may be adopted by regulatory agencies or the Financial Accounting Standards Board; the assertion of infringement claims with respect to ISS’ intellectual property; foreign currency exchange rates; risks concerning the rapid change of technology; and general economic factors. These risks and others are discussed in ISS’ periodic filings with the Securities and Exchange Commission, including ISS’ 2004 Annual Report on Form 10-K. These filings can be obtained either by contacting ISS Investor Relations or through ISS’ Web site at www.iss.net or the Securities and Exchange Commission’s Web site at www.sec.gov.

Non-GAAP Financial Measures

ISS believes that non-GAAP income measures, which exclude the after-tax effect of non-cash acquisition related expenses, are additional meaningful measures of operating performance. Non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with generally accepted accounting principles. ISS believes that its presentation of non-GAAP income measures provide useful information to investors as a measure of operating performance basic to its ongoing operations, which is more comparable from period to period without the charges related to occasional acquisition activity. ISS uses non-GAAP net income measures to evaluate its internal performance, including as a basis for calculating incentive compensation.

Internet Security Systems and Proventia are trademarks, and X-Force is a registered trademark of Internet Security Systems, Inc.

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	Three months ended June 30,
	2005	2004
Revenues:
Product licenses and sales	$33,613	$28,851
Subscriptions	39,852	34,267
Professional services	5,635	6,422

	79,100	69,540
Costs and expenses:
Cost of revenues:
Product licenses and sales	6,152	5,301
Amortization of acquired technology	1,756	1,722
Subscriptions and professional services	13,167	12,546

Total cost of revenues	21,075	19,569

Research and development	10,985	11,093
Sales and marketing	27,537	24,116
General and administrative	7,302	6,342
Amortization and write-off of other intangibles & stock based compensation	42	122

	66,941	61,242
Operating income	12,159	8,298

Interest income	1,253	464
Other income (expense), net	(476)	(361)
Gain on issuance of subsidiary stock	71	165

Income before income taxes	13,007	8,566
Provision for income taxes	4,746	3,106

Net income	$8,261	$5,460

Basic net income per share of Common Stock	$0.18	$0.11

Diluted net income per share of Common Stock	$0.18	$0.11

Weighted average shares:
Basic	45,243	47,654

Diluted	47,178	48,756

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(amounts in thousands, except per share amounts)

(unaudited)

	Six months ended June 30,
	2005	2004
Revenues:
Product licenses and sales	$65,883	$57,636
Subscriptions	78,690	67,109
Professional services	11,319	11,859

	155,892	136,604
Costs and expenses:
Cost of revenues:
Product licenses and sales	12,537	9,849
Amortization of acquired technology	3,542	3,341
Subscriptions and professional services	26,325	24,219

Total cost of revenues	42,404	37,409

Research and development	21,276	21,904
Sales and marketing	53,646	48,470
General and administrative	14,646	12,593
Amortization and write-off of other intangibles & stock based compensation	86	277

	132,058	120,653
Operating income	23,834	15,951

Interest income	2,312	992
Other income (expense), net	(1,015)	(429)
Gain on issuance of subsidiary stock	134	240

Income before income taxes	25,265	16,754
Provision for income taxes	9,159	6,074

Net income	$16,106	$10,680

Basic net income per share of Common Stock	$0.36	$0.22

Diluted net income per share of Common Stock	$0.34	$0.22

Weighted average shares:
Basic	45,284	48,064

Diluted	47,314	49,366

INTERNET SECURITY SYSTEMS, INC.

SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS—Non-GAAP

(amounts in thousands, except per share amounts)

(unaudited)

	Three months ended June 30,
	2005	2004
Revenues:
Product licenses and sales	$33,613	$28,851
Subscriptions	39,852	34,267
Professional services	5,635	6,422

	79,100	69,540
Costs and expenses:
Cost of revenues:
Product licenses and sales	6,152	5,301
Subscriptions and professional services	13,167	12,546

Total cost of revenues	19,319	17,847

Research and development	10,985	11,093
Sales and marketing	27,537	24,116
General and administrative	7,302	6,342

	65,143	59,398
Operating income	13,957	10,142

Other income (expense), net	848	268

Income before income taxes	14,805	10,410
Provision for income taxes	5,404	3,774

Net income	$9,401	$6,636

Diluted net income per share of Common Stock	$0.20	$0.14

Reconciliation of GAAP to Non-GAAP financial information for the three months ended June 30, 2005 and June 30, 2004:

	Three months ended June 30,
	2005	2004
Operating income - GAAP	$12,159	$8,298
Add back amortization of intangibles and stock based compensation expense	1,798	1,844

Non-GAAP operating income	13,957	10,142
Other income, net	848	268

Non-GAAP income before income taxes	14,805	10,410
Provision for income taxes	5,404	3,774

Non-GAAP net income	$9,401	$6,636

Non-GAAP operating margin	18%	15%

Non-GAAP diluted net income per share of Common Stock	$0.20	$0.14

INTERNET SECURITY SYSTEMS, INC.

SUMMARY CONSOLIDATED STATEMENTS OF OPERATIONS—Non-GAAP

(amounts in thousands, except per share amounts)

(unaudited)

	Six months ended June 30,
	2005	2004
Revenues:
Product licenses and sales	$65,883	$57,636
Subscriptions	78,690	67,109
Professional services	11,319	11,859

	155,892	136,604
Costs and expenses:
Cost of revenues:
Product licenses and sales	12,537	9,849
Subscriptions and professional services	26,325	24,219

Total cost of revenues	38,862	34,068

Research and development	21,276	21,904
Sales and marketing	53,646	48,470
General and administrative	14,646	12,593

	128,430	117,035

Operating income	27,462	19,569

Other income (expense), net	1,431	803

Income before income taxes	28,893	20,372
Provision for income taxes	10,476	7,385

Net income	$18,417	$12,987

Diluted net income per share of Common Stock	$0.39	$0.26

Reconciliation of GAAP to Non-GAAP financial information for the six months ended June 30, 2005 and June 30, 2004:

	Six months ended June 30,
	2005	2004
Operating income - GAAP	$23,834	$15,951
Add back amortization of intangibles and stock based compensation expense	3,628	3,618

Non-GAAP operating income	27,462	19,569
Other income, net	1,431	803

Non-GAAP income before income taxes	28,893	20,372
Provision for income taxes	10,476	7,385

Non-GAAP net income	$18,417	$12,987

Non-GAAP operating margin	18%	14%

Non-GAAP diluted net income per share of Common Stock	$0.39	$0.26

INTERNET SECURITY SYSTEMS, INC.

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share and per share amounts)

	June 30, 2005	December 31, 2004
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$188,064	$140,148
Marketable securities	38,500	70,901
Accounts receivable, less allowance for doubtful accounts of $3,127, and $3,099 respectively	68,161	75,353
Inventory	3,915	2,506
Prepaid expenses and other current assets	11,120	12,728

Total current assets	309,760	301,636

Property and equipment:
Computer equipment and software	55,282	52,412
Office furniture and equipment	17,974	18,091
Leasehold improvements	20,956	21,098

	94,212	91,601
Less accumulated depreciation	62,516	57,161

	31,696	34,440
Restricted cash and marketable securities	10,300	10,300
Goodwill, less accumulated amortization of $27,381	221,738	224,065
Other intangible assets, less accumulated amortization of $24,079 and $20,951 respectively	14,609	19,763
Other assets	7,274	8,698

Total assets	$595,377	$598,902

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$6,895	$6,911
Accrued expenses	28,511	25,238
Deferred revenues	67,493	70,246

Total current liabilities	102,899	102,395

Long-term deferred revenues	7,208	8,432
Other non-current liabilities	6,389	6,495
Commitment and contingencies

Stockholders’ equity:
Preferred stock; $.001 par value; 20,000,000 shares authorized, none issued or outstanding	—	—
Common stock; $.001 par value; 120,000,000 shares authorized, 50,937,000 and 50,574,000 shares issued in 2005 and 2004, respectively	51	51
Additional paid-in-capital	506,436	499,534
Deferred compensation	(2,563)	(3,197)
Accumulated other comprehensive income	3,048	11,041
Retained earnings	64,651	48,544

Treasury stock, at cost (5,751,000 and 4,871,000 shares, respectively)	(92,742)	(74,393)

Total stockholders’ equity	478,881	481,580

Total liabilities and stockholders’ equity	$595,377	$598,902

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

(unaudited)

	Six months ended June 30,
	2005	2004
Operating activities
Net income	$16,106	$10,680
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	5,355	6,817
Amortization of intangibles and stock based compensation	3,628	3,618
Accretion of discount on marketable securities	(562)	(4)
Deferred compensation expense	1,053	925
Minority interest	61	411
Income tax benefit from exercise of stock options	945	4,694
Gain on issuance of subsidiary stock	(134)	(240)
Changes in assets and liabilities, excluding the effects of acquisitions:
Accounts receivable	7,192	1,377
Inventory	(1,409)	(830)
Prepaid expenses and other assets	2,752	(1,809)
Accounts payable and accrued expenses	3,206	(2,007)
Deferred revenues	(3,977)	4,479

Net cash provided by operating activities	34,216	28,111

Investing activities
Acquisitions, net of cash received	(764)	(34,022)
Purchases of marketable securities	(56,923)	(40,850)
Net proceeds from maturity of marketable securities	60,136	19,579
Net proceeds from sales of marketable securities	29,750	—
Purchases of property and equipment	(2,612)	(8,182)
Net proceeds from issuance of subsidiary stock	357	373

Net cash provided by (used in) investing activities	29,944	(63,102)

Financing activities
Proceeds from exercise of stock options	4,800	1,175
Proceeds from employee stock purchase plan	732	750
Purchases of treasury stock	(18,349)	(29,046)

Net cash provided by (used in) financing activities	(12,817)	(27,121)

Foreign currency impact on cash	(3,427)	(2,056)

Net increase (decrease) in cash and cash equivalents	47,916	(64,168)
Cash and cash equivalents at beginning of period	140,148	184,551

Cash and cash equivalents at end of period	$188,064	$120,383

Business Outlook Reconciliation

This table does not reflect the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release.

	Q3 2005 Range		Annual 2005 Range
	Low end	Upper end	Low end	Upper end
Expected revenues	$80,000,000	$84,000,000	$325,000,000	$335,000,000

Expected net income per diluted share	$0.17	$0.20	$0.71	$0.75

Add back per share impact of amortization of intangibles and stock based compensation expense	$0.03	$0.02	$0.10	$0.10

Expected non-GAAP net income per diluted share	$0.20	$0.22	$0.81	$0.85